                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest Event Reported): April 15, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

       000-24149                                          37-1203599
(Commission File Number)                      (IRS Employer Identification No.)

N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                     53072
 (Address of Principal Executive Offices)                   (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

         Effective April 15, 2004, C. Todd Atkins has resigned from the Board of Directors of the Registrant and from the Board of Directors of Central Illinois Bank, a wholly owned subsidiary of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIB MARINE BANCSHARES, INC.

Dated: April 20, 2004                    By:  /s/ Donald J. Straka
                                              ----------------------------------
                                              Donald J. Straka,
                                              Senior Vice President, Chief Legal
                                              Officer, Secretary